UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
____________________________________________________
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 6, 2021
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TZOO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
                                         Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2021, pursuant to a unanimous written consent, the Board of Directors (the ‘Board”) of Travelzoo, a Delaware corporation (the “Company”) approved and adopted effective as of such date, an amendment and restatement of the By-laws of the Company (the “By-laws”), with the following effect:

•    Inserted new Article I (Offices) to provide registered office information for the Company and express authorization for other offices (the By-laws were previously silent on this matter);

•    Modified officer titles in Section 2.2 (Special Meetings), Section 2.7 (Organization), Section 3.5 (Special Meetings),
    Section 3.8 (Organization) and Section 5.1 (Officers), in accordance with the practices of the Company (the By-laws previously included “Vice Chairman”, “President”, “Vice President”, etc.);

•    Modified Section 2.3 (Notice of Meetings) to include electronic transmissions as an acceptable notice method and to include waivers of notice (the By-laws were previously silent on this matter);

•    Added to Section 2.6 (Quorum) that a quorum cannot be broken by subsequent withdraw of votes and that any business that might have been transacted at an originally called meeting may be transacted at an adjourned meeting
(the By-laws were previously silent on this matter);

•    Modified Section 2.7 (Organization) to expressly allow the Board to adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate (the By-laws were previously silent on this matter);

•    Modified Section 2.8(a) (General) to allow written ballots to be by electronic transmission, if voting is by written ballot (the By-laws were previously silent on this matter);

•    Modified Section 2.8(b) (Election of Directors) to include a majority vote standard for uncontested director elections, with a plurality vote standard retained for contested director elections, and the procedure for any director standing for re-election who does not receive a majority of the votes (the By-laws previously included a plurality vote standard for all director elections);

•    Modified the language of Section 2.8(c) (Other Matters) but the concept of requiring a majority vote for matters other than election of directors remains the same;

•    Inserted Section 2.9 (Inspectors at Meetings of Stockholders) to expressly outline the procedure and duties for an inspector (the By-laws were previously silent on this matter);

•    Inserted Section 2.11 (List of Stockholders Entitled to Vote) to state that the stock ledger shall be the only evidence     as
to who are the stockholders entitled to examine the stock ledger and the list of stockholders (the By-laws were previously silent on this matter);

•    Modified Section 3.2 (Election; Term of Office; Resignation; Removal; Vacancies) to provide (a) that directors may resign by electronic transmission (in addition to written notice); (b) that such resignation would take effect at the date of receipt or upon the happening of specified event(s); (c) that a resignation conditioned on a director failing to receive a specified vote for re-election may provide that it is irrevocable; and (d) that stockholders holding a majority of the shares may remove any director from office (the By-laws were previously silent on these matters). Although the language was updated, the By-laws previously allowed for the filling of vacancies by a majority vote of the Board (but the By-laws previously stated that no acceptance was needed of a resignation to make it effective and this has now been deleted);

•    Added Section 3.3 (Fees and Expenses) to provide that the Board will receive reasonable fees for their services, in accordance with the practices of the Company (the By-laws were previously silent on this matter);

•    Inserted new Article 6 (Stock Certificates and their Transfer) to include standard provisions regarding stock certificates and book-entry format, in accordance with the practices of the Company (the By-laws were previously silent on this matter);

•    Modified Section 7.1 (Fiscal Year) to clarify that the fiscal year of the Company is the calendar year, unless otherwise determined by the Board of Directors, in accordance with the practices of the Company;

•    Modified Section 7.6 (Books and Records) to provide for electronic storage of records (previously included punch cards, magnetic tape, photographs, etc.);

•    Inserted Section 7.7 (Conflict with Applicable Law or Certificate of Incorporation) to provide that in the case of any conflict, applicable law or the Certificate of Incorporation shall hold (the By-laws were previously silent on this matter); and

•    Modified Section 7.8 (Amendment of By-laws) to clarify that any proposal by a stockholder to amend the By-laws will be subject to Article II except as otherwise required by law (the By-laws were previously silent on this matter).
Although the language was updated, the By-laws previously allowed for amendments to the By-laws by the Board (so long as allowed by the Certificate of Incorporation).

The foregoing description of the amendments to the By-laws included in the Amended and Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.5 and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	April 12, 2021	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

3.5	Amended and Restated By-laws of Travelzoo